

NOVEMBER 4, 2019

Interface®

Baird 2019 Global Industrial Conference

Forward Looking Statements and Non-GAAP Measures

This presentation contains forward-looking statements, including, in particular, statements about Interface's plans, strategies and prospects. These are based on the Company's current assumptions, expectations and projections about future events.

Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the Company's control, that could cause actual results to differ materially from management's expectations include the matters discussed under the heading "Risk Factors" included in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2019 and its most recent Annual Report on Form 10-K, which discussions are hereby incorporated by reference. Forward-looking statements in this presentation include, without limitation, the information set forth on the slide titled "Growth and Value Creation Strategy", the section of this presentation titled "Growth and Value Creation" and the slide titled "Investment Thesis". Other forward-looking statements can be identified by words such as "may," "expect," "forecast," "anticipate," "intend," "plan," "believe," "could," "seek," "project," "estimate," "target," and similar expressions. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements.

This presentation includes certain financial measures not calculated in accordance with U.S. GAAP. They may be different from similarly titled non-GAAP measures used by other companies, and should not be used as a substitute for, or considered superior to, GAAP measures. Reconciliations to the most directly comparable GAAP measures appear in the Appendix.

Interface®

Jay Gould

President and

Chief Executive Officer

Bruce Hausmann

Vice President and

Chief Financial Officer

Interface at a Glance

Interface

Interface is a global leader of commercial flooring solutions including carpet tile, luxury vinyl tile (LVT) and rubber flooring.

Headquartered in **Atlanta, GA**

7 manufacturing locations on **4** continents

4,100 global employees

Sales in over **110** countries

New Product Vitality Index** of **37%**

All products are **Carbon Neutral**

($ in millions, except EPS)	LTM Q3 2019
Net Sales	$1,341
Adj Operating Income*	$146
Adj EPS (Diluted)*	$1.54
Net Debt*	$541
LTM Adj EBITDA*	$200
Net Debt / LTM Adj EBITDA*	2.7x
ROIC*	10%

** See Appendix for a reconciliation of Non-GAAP figures*



APAC
Americas
15%
30%
55%
EMEA



Corporate Office
53%
47%
Non-Office

*** New Product Vitality represents products launched in the past three years and custom products*

Note: Geographic breakdown and segment figures represent proforma FYE 2018 sales for Interface and nora combined

Investment Thesis

Interface®

- **Strong brands** that are participating in growth areas of the industry
- **Share leader** in a $39 billion global category:
  - Leading share in carpet tile with ~20% of the segment
  - Leading share in rubber with ~30% of the segment
  - Growing share in LVT with ~2% of the segment
- **Strong growth execution** and **positioned for future growth:**
  - Salesforce transformation initiatives are increasing productivity and delivering
  - Segmentation strategy is increasing revenue and decreasing cyclical risk as the business expands in healthcare, education, hospitality, and life sciences
  - Geographic diversification is leveraging global growth opportunities
  - Cross selling opportunities are expanding across the Interface and nora brands
- Attractive and **expanding margin** structure
- **Global footprint** with manufacturing on four continents
- Strong track record of **operational execution and value creation**
- **13% Adjusted EBITDA CAGR** (2014 – LTM Q3 2019)

MID-TERM OBJECTIVES
(4-6 years)

42%
Gross Profit Margin

15%
Operating Income Margin

19%
EBITDA Margin

Investment Highlights: Who We Are

Interface®








COOL BLUE FOOD



leading global provider of commercial flooring solutions

most valuable brand in the flooring category

strongest global sales & marketing capabilities

global manufacturing footprint and industry-leading gross margins

engaged, customer-centric culture, focused on performance and **galvanized around our sustainability mission**

Growth and Value Creation Strategy

Interface's vision is to become the world's most valuable interior products & services company

Grow the Core Carpet Tile Business	Build a Resilient Flooring Business	Execute Supply Chain Productivity	Optimize SG&A Resources

Lead a World-Changing Sustainability Movement Centered Around Mission Zero and Climate Take Back.

mission Ø® | CLIMATE TAKE BACK™


Interface
Positioning

Attractive Product Portfolio

Carpet Tile

- Biomimicry-inspired random design (i2)
- High recycled content
- No glue installation (TacTiles®)
- Faster, more profitable installation for contractors
- Easily recycled (ReEntry® program)
- Carbon neutral (Carbon Neutral Floors™)

Luxury Vinyl Tile (LVT)

- Creative design freedom
- Complements and enhances our carpet tile portfolio
  - No transition strips needed
  - Same sizes as our carpet tiles
- High acoustic value (Sound Choice™ backing)
- Carbon neutral (Carbon Neutral Floors™)

Rubber

- norament® - sheet rubber
- noraplan® - modular rubber tiles
- Ideal for hygienic, safe flooring applications
- Extremely durable with strong chemical resistance
- Carbon neutral (Carbon Neutral Floors™)







Interface®

Leading Global Provider of Flooring Solutions

Interface®

- Interface participates in the $39 Billion Global Commercial Flooring segment
- We are the global share leader in the $5.0 Billion Carpet Tile segment which is now exceeds the value of Broadloom globally
- We entered the high growth $3.3 Billion LVT segment in 2017
- We entered the $1.0 Billion Rubber flooring segment with our acquisition of nora, the category leader
- Our served market has expanded from ~$4.2 Billion a couple of years ago to over $9.0 Billion today

GLOBAL COMMERCIAL FLOORING SEGMENT (in Billions)



Hard Surface
Ceramic Tile $11.7
Wood $7.4
Other Resilient $3.4
Laminate $1.9
LVT $3.3
Rubber $1.0
Other
Soft Surface
Carpet Tile $5.0
Broadloom $4.7

Source: Management estimates

Participating in Attractive Commercial Flooring Segments

Interface

- Interface serves growing segments of hard and soft surface with the highest margins

GLOBAL COMMERCIAL FLOORING: SEGMENT SIZE vs FORECASTED GROWTH and GROSS MARGIN



Bubble size = Global commercial value of category, 2019
14%
12%
10%
8%
6%
4%
2%
0%
(2%)
(4%)
Estimated CAGR through 2024
LVT
Ceramic Tile
Carpet Tile
Rubber
Wood
Broadloom
Other Resilient
Laminate
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Gross Margin

Source: Management estimates

Premium Player in the Specified Channel

- Interface competes on design, sustainability and innovation, commanding a premium price point and industry leading margins
- Interface is the share leader in the specified and end user channels of commercial carpet tile which are highly influenced by Architects & Designers

INTERFACE GLOBAL SHARE OF CARPET TILE PRICE CATEGORIES



120
100
80
60
40
20
-
Volume (square metersin millions)
Interface
Market
4%
19%
32%
Low End
Mid-Range
High End

GLOBAL CARPET TILE SEGMENT BY CHANNEL



End User
Specified
Dealer
Other

Source: Management estimates

Interface®

Global Sales and Manufacturing Platform

Interface®

- Sales in over 110 countries
- 1,100 sales & marketing professionals
- Global account management

- Seven manufacturing locations on four continents
- Global supply chain management
- Unique blend of efficiency and customization

AMERICAS
55%
of Net Sales

EMEA
30%
of Net Sales

ASIA-PACIFC
15%
of Net Sales



Carpet Tile Manufacturing Facility
Rubber Manufacturing/Distribution Facility
Showroom Location

Note: Figures represent proforma FYE 2018 for Interface and nora combined

Diversified Customer Verticals


BILLINGS BY SEGMENT
47%
53%
Office
Non-Office

Note: Figures represent proforma FYE 2018 sales for Interface and nora combined

CORPORATE OFFICE
- Highest penetration of carpet tile vs broadloom
- Global Account management
- Emerging market penetration



EDUCATION
- K-12 and higher education
- Second highest penetration of carpet tile vs broadloom
- Second largest market for rubber



HOSPITALITY
- Guest rooms, corridors and public spaces
- Named the brand standard or alternate at Hilton, Marriott, IHG and Choice Hotels properties



HEALTHCARE
- Hospitals, MOB, Assisted Living and Senior Living
- Largest rubber market based on hygienic properties, chemical resistance and durability



RETAIL
- Retail and bank branches
- Significant opportunity for broadloom conversion
- High penetration of LVT



Growth and Value Creation


Interface

Growth and Value Creation Strategy

Interface

Interface's vision is to become the world's most valuable interior products & services company

Grow the Core Carpet Tile Business	Build a Resilient Flooring Business	Execute Supply Chain Productivity	Optimize SG&A Resources

Lead a World-Changing Sustainability Movement Centered Around Mission Zero and Climate Take Back.

mission Ø® | CLIMATE TAKE BACK™

Grow the Core Carpet Tile Business

Interface®

- Enhance salesforce productivity – Execute on selling system transformation including reorganization, training and technology tools
- Elevate and grow segments – Drive growth in priority segments including Corporate Office, Hospitality, Living and Education
- Optimize product portfolio – Expand our portfolio to increase the addressable market
- Lead the market in design and innovation – Continue to introduce innovative new products that energize and inspire
- Continue to develop brand love, commanding the strongest Net Promoter Score among A&D and End Users



Build a Resilient Flooring Business

- Continue penetrating the high growth LVT segment, building on successful global LVT launch
- Integrate nora® rubber flooring into our product portfolio
- Leverage innovation pipeline
- Expand global participation
- Strategically expand product portfolio



Resilient Flooring: nora Acquisition

nora®

nora is a leading global manufacturer of commercial rubber floorcovering systems for healthcare, education, life sciences, public buildings and other end markets





Interface and nora Together

Interface® excluding nora | **Interface® + nora®**



Geographic Reach
APAC
15%
EMEA
25%
59%
Americas
APAC
15%
EMEA
30%
55%
Americas
Segmentation
Non-office
40%
60%
Office
Non-office
53%
47%
Office
Americas
55%
45%
EMEA
15%
85%
APAC
25%
75%
Americas
62%
38%
EMEA
43%
57%
APAC
37%
63%

Note: Figures represent proforma FYE 2018 sales for Interface and nora combined

Purpose-Driven Culture Galvanized Around a Common Sustainability Mission



GLOBESCAN SUSTAINABILITY SURVEY – 20+ YEAR HISTORY



1997 1998 1999 2000 2001 2002 2004 2005 2006 2007 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Unilever
Patagonia
Interface
IKEA
Tesla
Natura
M&S
Nestle

Radical Reductions in Environmental Impacts

mission Ø

Interface®

89% of energy used at manufacturing sites is from **renewable sources**

54% of materials in products we sell are from **recycled or bio-based** sources

GHG emissions intensity at manufacturing sites is **down 96%** since 1996

Water intake intensity at manufacturing sites is **down 89%** since 1996

ReEntry™ program collected **13.5 million pounds** of post-consumer carpet and diverted from landfill

Note: Figures represent Interface carpet tile operations as of 2018

Leading Industry to Love the World: Climate Take Back

Interface

- We commit to running our business in a way that creates a climate fit for life – and we call on others to do the same.
- We expect to demonstrate that industry can operate with carbon negative business models.
- We are the first global flooring manufacturer to declare that our entire product portfolio – carpet tile, luxury vinyl tile (LVT), and rubber flooring – is carbon neutral across its product lifecycle.


LIVE
ZERO
Aim for zero negative impact on the environment
LOVE
CARBON
Stop seeing carbon as the enemy and start using it as a resource
LEAD
THE INDUSTRIAL RE-REVOLUTION
Transform industry into a force for the future we want
LET
NATURE COOL
Support our biosphere's ability to regulate the climate

Moving Toward a Carbon Negative Business Model


All our products.
Carbon neutral.
The next step
is up to you.
WE HAVE THE LOWEST
CARBON FOOTPRINT
IN THE INDUSTRY.


Proof Positive
Carpet Tile Prototype
7 kg
VS
CO_2
2 kg
It is possible to make a product with the potential to
reverse global warming.

Interface



Financial Performance

GAAP Financial Results

Interface®

($ in millions, except EPS)	Third Quarter			Year-to-Date		
	2019	2018	Change	2019	2018	Change
Net Sales	$348.4	$318.3	9%	$1,003.5	$842.5	19%
Gross Profit	135.8	99.9	36%	389.8	302.7	29%
% of Net Sales	*39.0%*	*31.4%*		*38.8%*	*35.9%*	
SG&A Expense	91.4	84.2	9%	286.1	230.2	24%
% of Net Sales	*26.2%*	*26.4%*		*28.5%*	*27.3%*	
Operating Income	43.7	15.8	177%	103.0	72.5	42%
% of Net Sales	*12.5%*	*5.0%*		*10.3%*	*8.6%*	
Net Income	26.2	8.2	221%	62.8	43.9	43%
% of Net Sales	*7.5%*	*2.6%*		*6.3%*	*5.2%*	
EPS (Diluted)	$0.45	$0.14	221%	$1.06	$0.74	43%

Adjusted Financial Results*

Interface

($ in millions, except EPS)	Third Quarter			Year-to-Date		
	2019	2018	Change	2019	2018	Change
Net Sales	$348.4	$318.3	9%	$1,003.5	$842.5	19%
Adjusted Gross Profit	137.1	120.2	14%	394.3	322.9	22%
% of Net Sales	*39.4%*	*37.8%*		*39.3%*	*38.3%*	
SG&A Expense	91.4	83.1	10%	286.1	226.2	26%
% of Net Sales	*26.2%*	*26.1%*		*28.5%*	*26.8%*	
Adjusted Operating Income	45.7	37.1	23%	108.2	96.8	12%
% of Net Sales	*13.1%*	*11.6%*		*10.8%*	*11.5%*	
Adjusted Net Income	27.7	24.2	14%	66.5	64.5	3%
% of Net Sales	*7.9%*	*7.6%*		*6.6%*	*7.7%*	
Adjusted EPS (Diluted)	$0.47	$0.41	15%	$1.13	$1.08	5%
Adjusted EBITDA	$57.3	$50.5	13%	$146.0	$132.0	11%

** See Appendix for a reconciliation on Non-GAAP figures*

Organic Sales Growth

- Organic sales were up 2% in Q3 2019
- Growth driven by resilient products – LVT and Rubber

Q3 ORGANIC SALES*
($ in millions)



2% Growth
$330
$320
$310
$300
$290
$280
$270
$260
$250
$318
$326
Q3 2018
Q3 2019

YTD ORGANIC SALES*
($ in millions)



2% Growth
$860
$840
$820
$800
$780
$760
$740
$843
$859
YTD 2018
YTD 2019

** See Appendix for a reconciliation on Non-GAAP figures*

Adjusted EBITDA Growth

Interface®

- Adjusted EBITDA of $200M as of LTM Q3 2019



ADJUSTED EBITDA*
($ in millions)
17% CAGR
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
$152
$186
$200
2017
2018
LTM Q3 2019

* See Appendix for a reconciliation on Non-GAAP figures

Adjusted Earnings Per Share

Interface®

- Our value creation strategy is generating double digit Adjusted EPS growth



ADJUSTED EARNINGS PER SHARE (DILUTED)*
21% CAGR
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.62
$1.10
$1.03
$1.18
$1.49
$1.54
2014
2015
2016
2017
2018
LTM Q3 2019

See Appendix for a reconciliation on Non-GAAP figures

Capitalization and Liquidity

TOTAL DEBT
($ in millions)


$700
$525
$350
$175
$0
$214
$270
$230
$619
$626
2015
2016
2017
2018
Q3 2019

NET DEBT
($ in millions)


$700
$525
$350
$175
$0
$138
$105
$143
$538
$541
2015
2016
2017
2018
Q3 2019

ADJUSTED EBITDA*
($ in millions)


$250
$200
$150
$100
$50
$0
$157
$142
$152
$186
$200
2015
2016
2017
2018
LTM Q3 2019

NET DEBT / ADJUSTED EBITDA*


3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
0.9x
0.7x
0.9x
2.9x
2.7x
2015
2016
2017
2018
LTM Q3 2019

*See Appendix for a reconciliation on Non-GAAP figures

Capital Allocation for Value Creation

Interface®

- Investing in the business to fuel our value creation strategy while upholding a disciplined approach to capital allocation
- Maintaining strong liquidity with $253 million available under our revolving credit facility as of September 2019
- Reduced total debt by $46 million in third quarter 2019

CAPITAL DEPLOYMENT PHILOSOPHY

Reinvest in the Business	Invest in strategic initiatives with high returns including organic growth opportunities, innovation, manufacturing productivity and salesforce effectiveness
Evaluate Leverage	Utilize excess cash to opportunistically refinance or pay down debt Optimize cost of capital and target Net Debt / Adjusted EBITDA below 3.0x
Explore M&A Opportunities	Opportunistically evaluate accretive M&A transactions
Return Excess Cash to Shareowners	Returned $37M to shareowners year-to-date 2019 via dividends and stock repurchases

Investment Highlights: Who We Are



leading global provider of commercial flooring solutions



most valuable brand in the flooring category



strongest global sales & marketing capabilities


COOL BLUE FOOD

global manufacturing footprint and industry-leading gross margins



engaged, customer-centric culture, focused on performance and **galvanized around our sustainability mission**

Appendix



Appendix: Reconciliation of Non-GAAP Figures

($ in millions, except per share amounts)	Q3 2018	Q3 2019	YTD Q3 2018	YTD Q3 2019
Net Sales as Reported (GAAP)	**$318.3**	**$348.4**	**$842.5**	**$1,003.5**
Impact of Changes in Currency	-	7.0	-	21.1
nora Net Sales adjustment [1]	-	(29.8)	-	(165.5)
Organic Sales	**$318.3**	**$325.6**	**$842.5**	**$859.1**
Gross Profit as Reported (GAAP)	**$99.9**	**$135.8**	**$302.7**	**$389.8**
Purchase Accounting Amortization	20.3	1.3	20.3	4.5
Adjusted Gross Profit	**$120.2**	**$137.1**	**$323.0**	**$394.3**
Operating Income as Reported (GAAP)	**$15.8**	**$43.7**	**$72.5**	**$103.0**
Purchase Accounting Amortization	20.3	1.3	20.3	4.5
Transaction Related Expenses	1.0	-	4.0	-
Restructuring and Asset Impairment Charges	-	0.7	-	0.7
Adjusted Operating Income	**$37.1**	**$45.7**	**$96.8**	**$108.2**
Net Income as Reported (GAAP)	**$8.2**	**$26.2**	**$43.9**	**$62.8**
Purchase Accounting Amortization	14.2	0.9	14.2	3.1
Transaction Related Expenses	1.9	-	6.5	-
Restructuring and Asset Impairment Charges	-	0.6	-	0.6
Adjusted Net Income	**$24.2**	**$27.7**	**$64.5**	**$66.5**
Diluted EPS as Reported (GAAP)	**$0.14**	**$0.45**	**$0.74**	**$1.06**
Purchase Accounting Amortization	0.24	0.01	0.24	0.06
Transaction Related Expenses	0.03	-	0.11	-
Restructuring and Asset Impairment Charges	-	0.01	-	0.01
Adjusted Diluted EPS	**$0.41**	**$0.47**	**$1.08**	**$1.13**
Net Income as Reported (GAAP)	**$8.2**	**$26.2**	**$43.9**	**$62.8**
Income Tax Expense (Benefit)	1.2	9.9	14.1	17.7
Transaction Related Other Expense	1.4	-	4.2	-
Interest Expense	4.9	6.6	9.2	20.2
Depreciation and Amortization	9.9	10.9	27.1	33.6
Stock Compensation Amortization	3.6	1.7	9.2	6.5
Transaction and Integration Related Expenses	1.0	-	4.0	-
Purchase Accounting Amortization	20.3	1.3	20.3	4.5
Restructuring and Asset Impairment Charges	-	0.7	-	0.7
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)	**$50.5**	**$57.3**	**$132.0**	**$146.0**

(1) nora net sales adjustment excludes sales in 2019 where the 2018 comparative period excluded nora activity

Appendix: Reconciliation of Non-GAAP Figures

Interface®

	2014	2015	2016	2017	2018	LTM Q3 2019
Diluted EPS as Reported (GAAP)	$0.37	$1.10	$0.83	$0.86	$0.84	$1.16
Purchase Accounting	-	-	-	-	0.38	0.20
Transaction Related Expenses	-	-	-	-	0.12	0.01
Tax Act Expense (Benefit)	-	-	-	0.25	(0.11)	(0.11)
Restructuring and Asset Impairment Charges	0.13	-	0.20	0.08	0.26	0.27
Debt Retirement Expenses	0.12	-	-	-	-	-
Adjusted Diluted EPS	$0.62	$1.10	$1.03	$1.18	$1.49	$1.54

($ in millions)	2014	2015	2016	2017	2018	Q3 2019
Total Debt	$263	$214	$270	$230	$619	$626
Less: Cash	(55)	(76)	(166)	(87)	(81)	(85)
Net Debt	$208	$138	$105	$143	$538	$541

($ in millions)	2014	2015	2016	2017	2018	LTM Q3 2019
Net Income as Reported (GAAP)	$25	$72	$54	$53	$50	$69
Taxes on Income	11	33	25	47	5	8
Transaction Related Other Expense	-	-	-	-	4	-
Interest Expense	21	6	6	7	15	26
Depreciation & Amortization	31	31	31	30	39	46
Stock Compensation Amortization	4	14	6	7	15	12
Transaction Related Expenses	-	-	-	-	5	1
Purchase Accounting Amortization	-	-	-	-	32	16
Restructuring and Asset Impairment Charges	12	-	20	7	21	21
Debt Retirement Expenses	12	-	-	-	-	-
Adjusted EBITDA	$116	$157	$142	$152	$186	$200
Total Debt / Net Income	10.6x	2.9x	5.0x	4.3x	12.3x	9.1x
Net Debt / Adjusted EBITDA	1.8x	0.9x	0.7x	0.9x	2.9x	2.7x

Appendix: Reconciliation of Non-GAAP Figures

Interface®

($ in millions)	2018	YTD Q3 2018	YTD Q3 2019	LTM Q3 2019
Operating Income as Reported (GAAP)	**$76.4**	**$72.5**	**$103.0**	**$106.9**
Purchase Accounting	32.1	20.3	4.5	16.3
Transaction Related Expenses	5.3	4.0	-	1.3
Restructuring and Asset Impairment Charges	20.5	-	0.7	21.2
Adjusted Operating Income	**$134.3**	**$96.8**	**$108.2**	**$145.7**
Adjusted Tax Rate				23.8%
Net Operating Profit After Tax (NOPAT)				**$111.0**

($ in millions)	Q3 2018	Q3 2019	Average
Shareholder's Equity	353.0	357.4	355.2
Total Debt	648.9	626.3	637.6
Cash	107.3	85.2	96.3
Invested Capital	**$1,109.2**	**$1,068.9**	**$1,089.1**
Return on Invested Capital (ROIC) = NOPAT / Average Invested Capital			**10%**